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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 19, 2001


                            TOTAL FILM GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

DELAWARE                            0-30027                     13-3851302
(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)

9107 WILSHIRE BOULEVARD, SUITE 475, BEVERLY HILLS, CA              90210
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (310) 275-8404

ITEM 2.  DISPOSITION OF ASSETS

      In June 2001 Total Creative, Inc. ("Total Creative") and Total Film Group, Inc. ("Total Film") entered into an agreement to sell substantially all of the assets of Total Creative, a wholly owned subsidiary of Total Film, to Viridian Entertainment ("Viridian"), a California corporation controlled by Gerald Green, a former officer and director of Total Film and Total Creative. These assets consisted of the following: equipment, personal property, appurtenances, accessories, furnishings, fixtures, contracts, contract rights, tangible, intangible, and other property owned by Total Creative or installed at the premises in the Beverly Hills, California, office. Viridian will also have the use of the name "Total Creative, Inc." for a period of six months. The sale excludes the leasehold interest and personal property of Total Creative located at the San Francisco, California, office, and any cash or bank accounts of Total Creative. The closing of the sale was completed on July 19, 2001, and was deemed effective as of June 30, 2001.

      The purchase price paid by Viridian for the assets was $26,000, plus 20% of the net profits for three fiscal years beginning July 1, 2001. The cash portion of the purchase price was placed into an escrow account pending confirmation that all outstanding liabilities and liens

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affecting the assets have been satisfied. Viridian assumed no liabilities of
Total Creative in connection with the assets, except for ongoing obligations arising after June 30, 2001. Any liabilities incurred prior to July 1, 2001, and paid by Viridian will be deducted from the escrowed purchase price. The escrowed funds will be released to Total Creative at such time as it is able to provide Viridian reasonable proof that all outstanding liabilities relating to the assets have been satisfied or settled. These liabilities total approximately $421,731, of which Total Film remains liable for approximately $200,000 because of contractual guarantees or other arrangements. Management decided to sell the assets of Total Creative for the cash consideration, plus a percentage of future profits, if any, rather than to cease and liquidate the operations of Total Creative because management believes the consideration would be greater than in a liquidation transaction. Management believes that although the purchaser of the assets is controlled by a former affiliate of Total Film, the transaction was at arms' length because of the divestiture of Mr. Green of any significant ownership or management interest in Total Film and Total Creative in June 2001.

      Viridian also entered into a three-year sublease agreement with Total Creative and Total Film for the office space previously used by Total Creative. Viridian has the option to cancel the sublease at any time upon six months' written notice.



ITEM 7. FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired.
      Not applicable.

(b) The Pro Forma Financial Information required by this item is included with this report.

(c)   Exhibit.

Exhibit No.       Description                                 Location

2.3               Agreement of Purchase and Sale
                  dated June 29, 2001, by and
                  between the Company and Viridian
                  Entertainment, with addendum.               Attached


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      -2-

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                                          Total Film Group, Inc.


Date: January 9, 2002                       By /s/ Jeffrey Hoffman
                                              ----------------------------------
                                            Jeffrey Hoffman, President


                                      -3-
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ITEM 7B - PROFORMA FINANCIAL INFORMATION.

          The following unaudited pro forma condensed consolidated financial statements give effect to the sale by the Company of the assets of TCI and are based on the estimates and assumptions set forth in the notes to the consolidated financial statements.This pro forma information has been prepared using the historical financial statements of each entity and assumes that the sale was consummated on July 1, 2000.The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results, which actually would have been obtained if the disposal had been effected on the date indicated.


                                                   ASSETS

                                                                                           Unaudited Pro Forma
                                                                                             June 30, 2000
                                                                  -----------------------------------------------------------------

                                                                        Consolidated         TCI Eliminations             Adjusted
                                                                  --------------------  --------------------- ---------------------

CURRENT ASSETS

    Cash and Cash Equivalents                                     $           448,102    $         (124,143)   $           323,959
    Time Certificate of Deposit                                                20,692                      -                20,692
    Accounts Receivable, Net of Allowance                                   1,181,579              (674,315)               507,264
    Employees Receivable, Net of Allowance                                    218,954                  (701)               218,253
    Deferred Production Costs                                                 103,221              (103,221)                     -
    Prepaid Expenses                                                          281,347               (20,450)               260,897
                                                                  --------------------  --------------------- ---------------------

                TOTAL CURRENT ASSETS                                        2,253,895              (922,830)             1,331,065
                                                                  --------------------  --------------------- ---------------------

OTHER ASSETS

    Film Costs, Net of Amortization                                         9,495,808                      -             9,495,808
    Property and Equipment, Net of Depreciation                               200,714              (164,738)                35,976
    Investment in Meet World Trade                                          3,745,090                      -             3,745,090
    Recoverable Production Costs                                            1,000,000                      -             1,000,000
    Deposits                                                                  538,483               (35,400)               503,083
    Goodwill, Net of Amortization                                             282,186              (282,186)                     -
    Capitalized Financing Fee                                                 196,053                      -               196,053
                                                                  --------------------  --------------------- ---------------------

                                                                           15,458,334              (482,324)            14,976,010
                                                                  --------------------  --------------------- ---------------------

                TOTAL ASSETS                                      $        17,712,229    $       (1,405,154)   $        16,307,075
                                                                  ====================  ===================== =====================

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                                                LIABILITIES

CURRENT LIABILITIES

    Current Portion of Long -Term Debt                             $        4,776,918    $          (12,274)   $         4,764,644
    Current Portion of Capital Lease                                           45,464               (43,221)                 2,243
    Accounts Payable and Accrued Expenses                                   1,815,534              (268,903)             1,546,631
    Deferred Revenue                                                          227,163              (227,163)                     -
    Producer's Fee Payable, Related Party                                     600,000                      -               600,000
                                                                  --------------------  --------------------- ---------------------

            TOTAL CURRENT LIABILITIES                                       7,465,079              (551,561)             6,913,518
                                                                  --------------------  --------------------- ---------------------

LONG-TERM LIABILITIES

    Long-Term Debt, Net of Current Portion                                  1,040,931               (40,931)             1,000,000
    Capital Lease, Net of Current Portion                                      57,905               (56,410)                 1,495
                                                                  --------------------  --------------------- ---------------------

            TOTAL LONG-TERM LIABILITIES                                     1,098,836               (97,341)             1,001,495
                                                                  --------------------  --------------------- ---------------------

            TOTAL LIABILITIES                                               8,563,915              (648,902)             7,915,013
                                                                  --------------------  --------------------- ---------------------

MINORITY INTEREST IN EQUITY
    OF CONSOLIDATED SUBSIDIARY                                                829,550                      -               829,550
                                                                  --------------------  --------------------- ---------------------


                                     STOCKHOLDERS' EQUITY

    Preferred Stock - Par Value $3 per Share; Authorized
        1,080,0000 Shares, Issued and Outstanding 738,600 Shares            2,215,800                      -             2,215,800
    Common Stock, $0.001 Par Value; Authorized 50,000,000
        Shares; Issued and Outstanding 12,335,299 Shares                       12,336                      -                12,336
    Additional Paid-in Capital                                             13,422,193                      -            13,422,193
    Accumulated Deficit                                                   (7,331,565)              (756,252)           (8,087,817)
                                                                  --------------------  --------------------- ---------------------

            TOTAL STOCKHOLDERS' EQUITY                                      8,318,764              (756,252)             7,562,512
                                                                  --------------------  --------------------- ---------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $        17,712,229   $        (1,405,154)  $         16,307,075
                                                                  ====================  ===================== =====================

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
                                                                                        Unaudited Pro Forma
                                                                                  For the Year Ended June 30, 2001
                                                             -----------------------------------------------------------------------

                                                                       Consolidated          TCI Eliminations              Adjusted
                                                             ----------------------- ----------------------- -----------------------

REVENUE
    Film Production Income                                    $           1,447,467   $                   -   $           1,447,467
    Advertising and Marketing Fees                                        1,873,666             (1,417,905)                 455,761
                                                             ----------------------- ----------------------- -----------------------

                                                                          3,321,133             (1,417,905)               1,903,228
                                                             ----------------------- ----------------------- -----------------------
COSTS AND OPERATING EXPENSES
    Production and Design Costs                                           1,386,696             (1,042,541)                 344,155
    Selling, General & Administrative Expenses                           11,188,556             (1,286,261)               9,902,295
    Depreciation and Amortization                                         2,006,833                (58,830)               1,948,003
                                                             ----------------------- ----------------------- -----------------------

           TOTAL COSTS AND OPERATING EXPENSES                            14,582,085             (2,387,632)              12,194,453
                                                             ----------------------- ----------------------- -----------------------

           LOSS BEFORE OTHER INCOME(EXPENSES)                          (11,260,952)                 969,727             (10,291,225)
                                                             ----------------------- ----------------------- -----------------------

OTHER INCOME(EXPENSE)
    Interest Income                                                          23,322                       -                  23,322
    Interest Expense                                                      (954,602)                  18,723                (935,879)
    Amortization of Placement Fee                                       (5,146,001)                       -              (5,146,001)
    Loss on Sale of Subsidiary                                            (432,016)                 432,016                       -
    Impairment of Investment in Meet World Trade                        (3,868,956)                       -              (3,868,956)
    Minority Interest                                                        35,064                       -                  35,064
    Miscellaneous Income                                                      8,347                 (5,419)                   2,928
                                                             ----------------------- ----------------------- -----------------------

           TOTAL OTHER INCOME(EXPENSE)                                 (10,334,842)                 445,320              (9,889,522)
                                                             ----------------------- ----------------------- -----------------------

           LOSS BEFORE INCOME TAXES                                    (21,595,794)               1,415,047             (20,180,747)

    Income Taxes                                                           (15,928)                     800                 (15,128)
                                                             ----------------------- ----------------------- -----------------------

           NET LOSS                                           $        (21,611,722)   $           1,415,847   $         (20,195,875)
                                                             ======================= ======================= =======================

PER SHARE AMOUNTS - BASIC

    Net Loss                                                  $              (1.49)   $                0.10   $               (1.39)
                                                             ======================= ======================= =======================

WEIGHTED AVERAGE NUMBER OF BASIC
    COMMON SHARES OUTSTANDING                                            14,470,487              14,470,487              14,470,487
                                                             ======================= ======================= =======================